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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               ----------------



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  March 11, 1998
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                                NORDSTROM, INC.

            (Exact name of registrant as specified in its charter)


           Washington                 0-6074                 91-0515058
  (State or other jurisdiction      (Commission           (I.R.S. Employer
      of incorporation or           File Number)         Identification No.)
         organization)



                    1501 Fifth Avenue, Seattle, Washington 98101
                ----------------------------------------------------
                (Address of principal executive offices)  (Zip Code)

         Registrant's telephone number, including area code  (206) 628-2111
                                                             --------------



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ITEM 5.  OTHER EVENTS.

     The Registrant entered into an Underwriting Agreement, dated March 11, 1998, with Goldman, Sachs & Co., Credit Suisse First Boston Corporation, and J.P. Morgan Securities Inc. (together, the "Underwriters"), pursuant to which the Underwriters agreed to purchase, and offer for sale to the public, $300,000,000 of the Registrant's 6.95% Senior Debentures due March 15, 2028 (the "Debentures"). The Debentures are registered for sale under the Registrant's effective Registration Statement on Form S-3, as amended on March 10, 1998 (Registration No. 333-47035) and will be offered pursuant to a Prospectus, dated March 11, 1998, filed with the Securities and Exchange Commission (the "Commission") on March 12, 1998, pursuant to the Securities Act of 1933, as amended, and Rule 424(b)(4) thereunder.

ITEM 7.  EXHIBITS.

     Filed as Exhibit 25.1 to this Current Report on Form 8-K are the Consolidated Reports of Condition and Income of Norwest Bank Colorado, National Association ("Norwest"), for the period January 1, 1997-December 31, 1997 (the "Reports"), which Reports are Exhibit 4 to the Form T-1 Statement of Eligibility of Norwest, previously filed with the Commission on March 6, 1998, as Exhibit
25.1 to the Amendment No. 1 to Registration Statement on Form S-3 of the Registrant.


                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                 NORDSTROM, INC.
                                      --------------------------------------
                                                  (REGISTRANT)


                                               /s/ John A. Goesling
DATE  MARCH 13, 1998                  --------------------------------------
      --------------                            JOHN A. GOESLING,
                                      EXECUTIVE VICE PRESIDENT AND TREASURER